A MESSAGE FROM THE UNIFIED FUNDS


Dear Shareholders,

Thank you for investing in The Unified Funds and welcome to our first semi-annual report. For those of you who were shareholders in The Vintage Funds we welcome you after our recent tax-free reorganization of those assets into The Unified Funds.

The mutual fund industry continues to experience unprecedented growth and we at The Unified Funds are dedicated to bringing you quality funds and exceptional service. To achieve our goals we offer four separate portfolios, each with its own investment objectives and policies.

The Unified Funds are managed by Unified Investment Advisers, Inc. ("UIA"). UIA has retained Health Financial, Inc., to serve as sub-adviser to The First Lexington Balanced Fund. Dr. Gregory W. Kasten remains the portfolio manager of The First Lexington Balanced Fund. UIA manages the investment portfolios for The Starwood Strategic Fund, The Laidlaw Fund and The Taxable Money Market Fund. Mr. Andrew E. Beer continues as the portfolio manager of The Starwood Strategic Fund while Mr. Jack R. Orben continues as the portfolio manager of The Laidlaw Fund and The Taxable Money Market Fund.

In addition, The Unified Funds are particularly proud to present to you an innovative program, V.O.I.C.E.sm (Vision for Ongoing Investment in Charity and Education)sm . The V.O.I.C.E.sm Program provides a means by which the individual and institutional customers of The Unified Funds can cause contributions to be made to educational, charitable, religious and other philanthropic "not-for-profit" organizations at no cost to the shareholder or the Fund.

One of the primary focuses of the V.O.I.C.E.sm Program is to support and supplement education in America by funding those not-for-profit organizations, especially endowments, foundations and general scholarship funds, which assist our universities and colleges. At a time when educational budgets are consistently being reduced, it is our sincerest hope that V.O.I.C.E.sm will be just one of the many ways that we can all give "a little bit of ourselves" back to the communities, its schools, colleges, universities and other not-for-profit organizations.

In regards to the markets, the Federal Reserve continues to indicate by its actions and through its publications that when the economy slows to around a 1% annual rate, the Fed will initiate stimulative action, and when the economy nears a 4% annual rate, the Fed will implement restraints. This "soft landing" engineered by the Fed is maintaining the economy's gradual, non-inflationary growth with modest productivity gains. Our long-term perspective anticipates that the economy will continue to grow at a healthy, low-inflationary rate in a 1-4% band for several years to come, provided that the existing Fed key personnel and its present philosophy should remain. We believe this "steady-as-she-goes" policy at the Fed should continue to provide support for this market in the very near term, and provide an excellent foundation and fertile soil for long-term investments in equity markets.

As a result of the Fed's recent actions, the economy has more momentum than would otherwise have been the case. The current expansion is now over seven years old, and while growth has been persistent, the expansion has been one of the slowest on record. We expect slower growth and no acceleration in inflation as the economy moves into the second and third quarters. Slower growth and stable inflation will make the Fed cautious in raising rates. While this approach is likely to please the markets, it will eventually put the Fed behind in its fight against higher prices.

We continue to be in a very volatile period. During the past six months, we have seen the turmoil from last summe's Asian economic crisis cause the U.S. stock market to decline sharply in October only to rebound quickly. By the end of the year, The Standard & Poor's 500 Index had recovered to produce a 20% or greater increase for the third consecutive year for the first time in its history. By January, the index had reached an all-time high surpassing the record set in early October. For the six months ending March 31, 1998 the Dow Jones Industrial Average and the Standard & Poor's 500 Index had gains of 10.76% and 16.31% respectively. We maintain a positive long-term outlook on the stock market but the financial markets are not a one-way street. The short-term may be volatile at times in response to news items and mood swings of investors. The Unified Funds are designed to provide you with options for achieving a balanced portfolio of funds to assist you in meeting your long-term financial goals.

In closing, we want to thank you for the opportunity to serve your investment and philanthropic interests. Your business and personal relationship is sincerely appreciated here, and we look forward to providing the highest quality of service to you for many years to come.

Respectfully Submitted,

Timothy L. Ashburn
President

INVESTMENTS-THE STARWOOD STRATEGIC FUND
---------------------------------------
Statement of Net Assets March 31, 1998 (Unaudited)



                                    Number     Market
                                   of Shares    Value
                                   ---------    -----

Common Stocks - 96.50%
Aerospace/Defense - 5.25%
     Allied Signal Inc.               800    $ 33,600
     United Technologies              200      18,462

Airlines - 1.18%
     Southwest Airlines Company       396      11,707

Conglomerates - 3.30 %
     Tyco International LTD           600      32,775

Components - 2.44%
     Intel Corporation                310      24,199

Computer System - 13.28 %
     Cisco Systems, Inc. *            562      38,427
     Electronic Data System         1,400      64,225
     Hewlett-Packard Company          460      29,152

Consumer/Specialty Retail - 18.89%
     CVS Corp. Common                 640      48,320
     G & K Services, Inc. CL A        600      26,325
     Procter & Gamble Company         500      42,188
     Sealed Air Corp. *               595      38,973
     Sears Roebuck & Company          550      31,591

Data Telecommunication - 1.12%
     Raytheon Company                 190      11,091

Drugs & Health Care - 11.85%
     Johnson & Johnson                172      12,610
     McKesson Corp.  New              740      42,735
     Merck & Company, Inc.            129      16,560
     Walgreen Company               1,300      45,744

Electronics - 8.99%
     Arrow Electronics  *           1,380      37,346
     Avnet, Inc.                      615      35,401
     Kent Electronics  *              780      16,429

    *Non-income producing.



                                    Number       Market
                                   of Shares     Value
                                   ---------     -----


Entertainment - 3.93 %
     Walt Disney Company              365    $ 38,964

Financial Services - 9.13%
     American International Group     235      29,595
     Travelers Group, Inc.            840      50,400
     Wells Fargo & Company             32      10,600

Food & Beverage - 1.24%
     McDonald's Corp.                 205      12,300

Insurance - 7.17%
     American Annuity Group         1,675      37,478
     Frontier Insurance Group       1,220      33,702

Media - 5.19%
     Tribune Company New              730      51,465

Investment Co. - 3.54%
     T Rowe Price Associates          500      35,188

Total Investments
     (Identified cost $696,229)               957,552
                                              -------

Other Assets and Liabilities, Net - 3.50%      34,722
-----------------------------------------      ------

Net Assets - 100%                           $ 992,274
                                            =========

INVESTMENTS-THE LAIDLAW FUND
----------------------------
Statement of Net Assets March 31, 1998 (Unaudited)




                                   Number     Market
                                  of Shares   Value
                                  ---------   -----

Common Stocks - 96.59%
----------------------
Banks - 14.18%
     Banc One Corp.                 3,025   $ 191,331
     Bank of New York               4,000     251,250

Chemicals -  5.98%
     Air Products & Chemicals Inc.  2,250     186,469

Computer Systems - 4.97%
     Hewlett-Packard Company        1,000      63,375
     Sun Microsystems *             2,200      91,781

Data Telecommunication - 4.10%
     Lucent Technology              1,000     127,875

Delivery Services - 4.56%
     Federal Express  *             2,000     142,250

Drugs & Health Care - 4.53%
     Merck & Company, Inc.          1,100     141,213

Electronics - 3.73%
     Hubbel Inc. "B"                2,310     116,366

Food & Beverage - 6.75%
     Bestfoods                        700      81,813
     CPC International*               175       6,278
     H. J. Heinz Company            2,100     122,588

Household Products - 5.49%
     Clorox Company                 2,000     171,375

Information Systems - 3.58%
     Knight-Ridder                  2,000     111,750

Insurance - 7.25%
     Allstate Corp.                 1,390     127,793
     Cigna Corp.                      480      98,400

      * Non-income producing.


                                   Number      Market
                                 of Shares     Value
                                 ---------     -----


Investment Companies - 4.21%
     A. G. Edwards Inc.             3,000   $ 131,250

Office Products - 7.54%
     Bemis Company Inc.             1,500      67,688
     Herman Miller Inc.             5,000     167,656

Oil & Natural Gas - 11.12%
     Amoco Corp.                    2,000     172,750
     Apache Corp.                   2,300      84,525
     Pacific Enterprise             2,200      89,787

Pharmaceutical - 3.46%
     Pharmacia  & Upjohn Company    2,465     107,844

Retail - 2.76%
     Sears Roebuck & Company        1,500      86,156

Steel - 2.38%
     Timken Company                 2,200      74,387

Total Common Stocks
     (Cost $1,293,148)                      3,013,950

Repurchase Agreements - 2.89%
     Star Bank ($90,000 GNMA II GTD 8057, 9/22/22)
          Purchase Date 3/31/98, Maturity Date 04/01/98,
          Amount Payable at Maturity $90,013

Total Repurchase Agreements
     (Cost $90,000)                           90,000
                                              ------

Total Investments
     (Identified cost $1,383,147)           3,103,950
                                            ---------

Other Assets and Liabilities, Net - 0.52%    16,345
                                             ------

Net Assets - 100%                         $ 3,120,295
                                          ===========

INVESTMENTS-THE FIRST LEXINGTON BALANCED FUND
---------------------------------------------
Statement of Net Assets March 31, 1998 (Unaudited)


                                                                 Number        Market
                                                                of Shares      Value
                                                                ---------      -----
Mutual Funds - 89.56%
---------------------
     Vanguard Index Trust 500 Portfolio                           6,512      $ 665,642
     Vanguard Extended Market Portfolio                          31,978      1,085,667
     Vanguard GNMA Fund                                         110,595      1,152,398
     Vanguard International Growth                               60,389      1,117,188
     Vanguard Specialized Real Estate Index Fund                 67,881        949,658
     Vanguard Total Bond Market Index                           115,318      1,163,555

Total Mutual Funds
     (Cost $5,795,808)                                                       6,134,108
           ----------                                                        ---------

Repurchase Agreements - 9.87%
     Star Bank ($680,000 GNMA II GTD 8057, 9/22/22)
          Purchase Date 3/31/98, Maturity Date       04/01/98,
          Amount Payable at Maturity $676,094

Total Repurchase Agreements
     (Cost $676,000)                                                           676,000
                                                                               -------

Total Investments
        (Identified cost $6,471,808)                                         6,810,108
                                                                             ---------

Other Assets and Liabilities, Net - 0.57%                                       39,342
                                                                                ------

Net Assets - 100%                                                           $6,849,450
                                                                            ==========


INVESTMENTS-THE TAXABLE MONEY MARKET FUND
-----------------------------------------
Statement of Net Assets March 31, 1998 (Unaudited)
                                                                                    Par Value       Value (Note 2)
                                                                                    ---------       --------------
Commercial Paper - 29.10%
-------------------------
     AT & T Corporation 5.58%,  04/30/1998                                         $2,000,000         $1,991,010
     Disney Walt Company 5.33%, 06/04/1998                                          2,000,000          1,980,972
     Ford Motor Credit Corporation 5.47%,  04/27/1998                               2,000,000          1,992,099
     General Electric Capital Corporation 5.41%, 04/03/1998                         1,000,000            998,901
     General Electric Capital Corporation 5.65%, 04/08/1998                         1,000,000            999,700
     General Motors Credit Corporation 5.42%, 05/29/1998                            2,000,000          1,982,535
     IBM Credit Corporation 5.34%, 06/08/1998                                       2,000,000          1,979,827
     Merrill Lynch 5.47%, 07/31/98                                                  2,000,000          1,963,229

Total Commercial Paper
(Cost $13,888,273)                                                                                    13,888,273
                                                                                                      ----------

U.S. Government Securities - 61.27%
-----------------------------------
     Federal Home Loan Bank 5.54%,  04/06/1998                                      1,000,000            999,231
     Federal Home Loan Discount Note 5.31%,  04/20/1998                             1,000,000            997,198
     Federal Home Loan Mortgage 5.32%, 05/06/1998                                   2,000,000          1,989,656
     Federal National Mortgage Association 5.59%,  04/13/1998                       1,000,000            998,137
     Federal National Mortgage Association 5.41%,  04/27/1998                       2,000,000          1,992,242
     Federal National Mortgage Association 5.55%,  05/05/1998                       1,025,000          1,019,627
     Federal National Mortgage Association 5.40%,  05/11/1998                       2,000,000          1,988,000
     Federal National Mortgage Association 5.52%,  05/18/1998                       2,500,000          2,481,983
     Federal National Mortgage Association 5.52%,  05/19/1998                       2,500,000          2,481,600
     Federal National Mortgage Association 5.29%,  05/29/1998                       2,000,000          1,982,955
     Federal National Mortgage Association 5.42%,  06/03/1998                       4,000,000          3,962,060
     Federal National Mortgage Association 5.26%,  06/23/1998                       2,000,000          1,975,745
     Federal National Mortgage Association 5.26%,  06/24/1998                       1,500,000          1,481,590
     Federal National Mortgage Association 5.27%,  06/29/1998                       1,000,000            986,971
     Federal National Mortgage Association 5.26%,  07/24/1998                       1,000,000            983,343
     Federal National Mortgage Association 5.29%,  09/17/1998                       3,000,000          2,925,499

Total U.S. Government Securities
    (Cost $29,245,837)                                                                                29,245,837
                                                                                                      ----------

Repurchase Agreements - 9.43%
-----------------------------
     Star Bank ($4,495,000 GNMA II GTD 8057 09/22/22)
          Purchase Date 03/31/98, Maturity Date 04/01/98,
          Amount payable at Maturity $4,500,625

Total Repurchase Agreements
     (Cost $4,500,000)                                                                               4,500,000

Total Investments
     (Amortized cost $47,634,110)                                                                    47,634,110

Other Assets and Liabilities, Net - 0.20%
    97,826

     Net Assets - 100%                                                                             $ 47,731,936
                                                                                                   ============

STATEMENTS OF ASSETS AND LIABILITIES
------------------------------------
As of  March 31, 1998 (Unaudited)

                                                                                        First            Taxable
                                                      Starwood                        Lexington           Money
                                                     Strategic         Laidlaw         Balanced           Market
                                                        Fund            Fund            Fund               Fund
                                                        ----            ----            ----               ----

ASSETS

     Investments, at value (Note 2) ........      $    957,552       $ 3,103,950      $ 6,810,108      $ 47,634,110

     Cash .................................                ---             1,440            2,131           311,131
     Dividend receivable ...................                          652  4,822           34,174               ---
        Interest receivable ................               ---                13               94               625
     Receivable for Investments sold........            24,439               ---              ---               ---
     Receivable from adviser   .............            10,455            10,698           12,356            73,903
     Receivable for shares sold.............               ---               ---              ---           215,861
                                                      --------            -------          ------           -------

     Total assets ..........................           993,098         3,120,923        6,858,863        48,235,630
                                                       -------         ---------        ---------        ----------

LIABILITIES

     Cash overdraft.........................               617               ---              ---               ---
     Dividends payable .....................               ---               ---              ---           167,131
     Payable for shares redeemed ..........                ---               ---            8,037           326,446
     Accrued expenses (Note 2)..............               207               628            1,376            10,117
                            -                              ---               ---            -----            ------

     Total liabilities......................               824              628             9,413           503,694
                                                           ---              ---             -----           -------

NET ASSETS .................................     $     992,274       $ 3,120,295      $ 6,849,450      $ 47,731,936
                                                 =============       ===========      ===========      ============

Net assets consist of:
     Paid-in capital .......................           740,139         1,354,124        6,511,147        47,731,936
     Undistributed net realized gain (loss)
     on investments ........................            (9,188)           45,368                3               ---
     Net unrealized appreciation in
       value of investments ................           261,323         1,720,803          338,300               ---

Net assets .................................    $      992,274       $ 3,120,295      $ 6,849,450      $ 47,731,936
                                                ==============       ===========      ===========      ============

Shares of capital stock
     outstanding (no par value,
     unlimited shares authorized)...........            98,319         1,426,148          606,252        47,731,936

Net asset value per share, offering
     and redemption price ..................           $ 10.09           $ 2.19           $ 11.30           $ 1.00


                   The accompanying notes are an integral part of these financial statements.


STATEMENTS OF OPERATIONS
------------------------
For the period ended  March 31, 1998  (Unaudited)


                                                                                            First         Taxable
                                                       Starwood                           Lexington        Money
                                                       Strategic           Laidlaw         Balanced        Market
                                                         Fund               Fund             Fund          Fund
                                                         ----               ----             ----          ----
INVESTMENT INCOME

Income:
     Interest ..............................        $    1,071        $      677     $     15,362      $ 1,348,309
     Dividends .............................             4,171            23,384          213,398              ---
          Total net income .................             5,242            24,061          228,760        1,348,309

EXPENSES:

     Investment adviser fees (Note 3) ......             4,810            12,957           17,473          154,612
     Transfer agent fees (Note 3) ..........               256               629              478            4,211
     Fund accounting fees ..................               256               629              478            4,211
     Printing.  ............................               161               407            1,152           10,763
     Administrative service fees ...........             1,136             2,795            2,583           22,742
     12b-1 fees (Note 3) ...................               769                              2,473              277
     12B-1 fees (Note 3)....................               536             1,409            2,967           24,669
     Auditing fees .........................              ---               ---               628            1,275
     Legal fees ............................               798             2,068            4,843           37,355
     Trustee's fees ........................               231             1,104            2,533           19,534
     Custodian fees ........................               508                              2,003              178
     Custodian fees.........................               238               585              763            9,546
     Registration and filing fees ..........             4,778             4,707            2,506           25,622
     Postage ...............................               345               739            1,741           11,910
     Servicing fees ........................             1,158                              3,716              415
     Servicing..............................               804             2,114            4,451           37,003
     Amortization of organization expenses .             2,266             2,266            2,266            2,273
     Insurance .............................               995               878              799              592
     Other expenses ........................             1,877             1,647              ---            1,092
                                                         -----             -----                             -----
     Total net expenses.....................            19,487            34,934           45,661          367,410
                                                        ------            ------           ------          -------

Less: Expense reimbursement
     from adviser (Note 3) .................            11,488            13,840           16,486          110,301
                                                        ------            ------           ------          -------

NET INVESTMENT INCOME (LOSS) ...............           (2,757)             2,967          199,585        1,091,200
                                                        ------             -----          -------        ---------

REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS

     Net realized gain (loss) on investments            2,530             45,368               3              ---
     Change in net unrealized
          appreciation of investments ......           75,016            287,528         194,756              ---
                                                       ------            -------         -------           ------
     Net gain (loss) on investments ........           77,546            332,896         194,759              ---
                                                       ------            -------         -------           ------

INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS .............     $     74,789         $  335,863     $   394,344       $ 1,091,200
                                                 ============         ==========     ===========       ===========


                   The accompanying notes are an integral part of these financial statements.


STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------



                                                           Starwood Strategic Fund               Laidlaw Fund
                                                           -----------------------               ------------

                                                           Six Months        Year           Six Months       Year
                                                            Ended           Ended             Ended          Ended
                                                            Mar 31,        Sept 30,          Mar 31,        Sept 30,
                                                             1998            1997             1998           1997
                                                             ----            ----             ----           ----
                                                          (Unauditied)                      (Unaudited)
INCREASE  (DECREASE) IN NET ASSETS
Operations:
     Net investment income (loss) ...................$      (2,757)    $   (9,701)        $    2,967       $     335
     Net realized gain (loss) on investments ........        2,530         16,241             45,368         453,387
     Change in net unrealized appreciation of investments   75,016        166,805            287,528       1,433,275
                                                            ------        -------            -------       ---------
Net Increase (Decrease) in net assets resulting
    from operations                                         74,789        173,345            335,863       1,886,997

Dividends and distributions to shareholders from:
Net realized gains   ................................          ---        (16,240)              (15)        (453,372)
Net investment Income ...................                      ---            ---               ---             (325)
                                                            ------        --------           -------        ---------
     TOTAL INCREASE (DECREASE) ......................       74,789         157,105           335,848       1,433,300

Capital share transactions:
     Proceeds from shares sold ......................       62,825         656,554            60,820         230,238
     Value of shares issued to shareholders in
          reinvestment of dividends and distributions          ---          16,240               19          379,474
                                                            -------         ------             ------        -------
                                                            62,825         672,794             60,839        609,712


   Cost of shares redeemed ..........................     (282,326)       (176,371)          (196,734)    (2,435,409)
      Net increase in net assets resulting from
          capital share transactions ................     (219,501)        496,423           (135,895)    (1,825,697)

      TOTAL INCREASE (DECREASE) IN NET ASSETS........     (144,712)        653,528            199,953       (392,397)

NET ASSETS:
     Beginning of period ............................    1,136,986         483,458          2,920,342      3,312,739
                                                         ---------         -------          ---------      ---------
End of period including undistributed
     (net investment income/net investment loss).... $     992,274   $   1,136,986        $ 3,120,295    $ 2,920,342
                                                     =============   =============        ===========    ===========

   Shares of capital stock of the Fund sold and redeemed:
     Shares sold ....................................        6,753          78,146             32,010        119,583
Shares issued to shareholders in reinvestment
      Shares issued to shareholders in reinvestment
     dividends and distributions ....................         ---            1,746                 2         194,104
                                                             ------          -----            -------        -------
                                                             6,753          79,892             32,012        313,687
Shares redeemed                                                               (696)           (17,534)       (16,956)
     Shares redeemed.................................      (30,654)        (20,510)           (99,401)      (730,418)
                                                           -------         -------            -------       --------

NET INCREASE (DECREASE) IN NUMBER OF
     SHARES OUTSTANDING .............................      (23,901)         59,382            (67,389)     ( 416,731)
                                                           =======          ======            =======      ==========

                    The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------

                                                                      First Lexington          Taxable Money
                                                                         Balanced Fund          Market Fund

                                                          Six Months          Year        Six Months        Year
                                                            Ended            Ended          Ended           Ended
                                                            Mar 31,         Sept 30,        Mar 31,        Sept 30,
                                                             1998             1997           1998            1997
                                                             ----             ----           ----            ----
                                                         (Unaudited)                      (Unaudited)
INCREASE (DECREASE) IN NET ASSETS
Operations:
     Net investment income (loss) ...................$       199,585    $     8,756    $   1,091,200    $   2,075,516
     Net realized gain (loss) on investments ........              3          4,095              ---              ---
     Change in net unrealized appreciation of investment     194,756        143,544              ---              ---
                                                             -------        -------         --------         --------
Net Increase(Decrease) in net assets resulting
from operations                                              394,344        156,395        1,091,200        2,075,516

Dividends and distributions to shareholders from
     Net realized gains..............................           ---          (4,092)             ---              ---
     Net investment income ..........................      (200,310)         (7,412)      (1,091,200)      (2,075,516)
                                                           --------          ------       ----------       ----------
TOTAL INCREASE (DECREASE)............................       194,034          144,891             ---              ---

Capital share transactions:
     Proceeds from shares sold ......................     3,708,609        3,006,501      82,509,259      146,134,876
     Value of shares issued to shareholders in
          reinvestment of dividends and distributions       200,225           11,504         922,288        2,224,498
                                                            -------           ------         -------        ---------
                                                          3,908,834        3,018,005      83,431,547      148,359,374

 Cost of shares redeemed ............................      (317,929)        (107,373)    (86,319,321)    (148,284,175)
                                                           --------         --------     -----------     ------------
Net increase in net assets resulting from
     Net increase in net assets resulting from
          capital share transactions ................     3,590,905         2,910,632     (2,887,774)          75,199
                                                          ---------         ---------     ----------           ------
 TOTAL INCREASE (DECREASE) IN NET ASSETS ............     3,784,939         3,055,523     (2,887,774)          75,199

NET ASSETS:
     Beginning of period ............................     3,064,511             8,988      50,619,710      50,544,511
                                                          ---------             -----      ----------      ----------
     End of period (including undistributed net
           investment income/net investment loss) ... $   6,849,450    $    3,064,511    $ 47,731,936    $ 50,619,710
                                                      =============    ==============    ============    ============

Shares of capital stock of the Fund sold and redeemed:
     Shares sold ....................................      338,634           301,698       82,509,259     146,134,876
     Shares issued to shareholders in reinvestment
          dividends and distributions ...............       18,368             1,045          922,288       2,224,498
                                                           357,002           302,743       83,431,547     148,359,374
                                                           -------           -------       ----------     -----------
     Shares redeemed ................................     (29,078)           (32,342)     (86,319,321)   (148,284,175)
                                                          -------            -------      -----------    ------------

   NET INCREASE (DECREASE)IN NUMBER OF
     SHARES OUTSTANDING .............................      327,924           270,401     ( 2,887,774)        75,199
                                                           =======           =======     = =========         ======


                   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
--------------------

The following table includes selected data for a share outstanding throughout each fiscal year or period and other performance information derived from the financial statements.


                                    Starwood     Starwood     Starwood      Starwood
                                    Strategic    Strategic    Strategic    Strategic
                                      Fund         Fund         Fund          Fund
                                      ----         ----         ----          ----
                                     1998(a)       1997         1996         1995(b)
PER SHARE OPERATING
     PERFORMANCE:
Net asset value, beginning ....      $ 9.30        $7.69       $10.00       $ 10.00
Income from investment
     Operations:
     Net investment income ....       (0.02)        (0.26)       (3.23)        0.00

Net realized and unrealized
      gain (loss) on investments       0.81         2.00          0.92         0.00
                                       ----         ----          ----         ----
Total from investment income ..        0.79         1.74        (2.31)         0.00
Less distributions:
     Dividends from realized gains     0.00        (0.13)         0.00         0.00
Dividends from net
     investment income ........        0.00         0.00         0.00          0.00
                                       ----         ----         ----          ----
Total from distributions ......        0.00        (0.13)        0.00          0.00
                                       ----        -----         ----          ----

  Net asset value at end of period  $ 10.09        $ 9.30       $7.69        $10.00
                                    =======        ======       =====        ======

TOTAL ANNUALIZED
     RETURN (%) (e)............       17.76         20.94       (3.97)(d)     (c)

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period      992,274     1,136,986      483,458        2,705

     Ratio of expenses to
          average net assets ..       3.41%         4.26%       15.99%         0.00%
Ratio of expenses (after
          reimbursement) to
          average net assets ..        1.50%        2.54%       15.25%         0.00%
     Ratio of net investment
        ncome to average net assets  (2.43)%      (2.97)%      14.42)%         0.00%
     Ratio of net investment
          income (after reimbursement)
          to average net assets       (0.52)%     (1.25)%     (13.68)%         0.00%

     Portfolio turnover........        9.38%       76.09%      169.83%         0.00%

     Average commission rate paid.. $ 0.0600     $ 0.0603     $ 0.0600       $  ---



(a)  For the Six Months-Ended March 31, 1998.
(b)  For the Period June 2, 1995 (commencement of operations) to September 30, 1995.
(c)  Investment in accordance with objective had not commenced at this time.
(d)  For the period April 4,1996 (commencement of investment in accordance with objective) to September 30,1996.
(e)  Total return would have been lower had certain expenses not been reduced during the periods shown (see Note 3).

FINANCIAL HIGHLIGHTS
--------------------

The following table includes selected data for a share outstanding throughout each fiscal year or period and other performance information derived from the financial statements.

                                     First         First      Municipal     Municipal
                                    Lexington    Lexington      Fixed         Fixed
                                     Balanced     Balanced      Income       Income
                                      Fund         Fund          Fund         Fund
                                      ----         ----          ----         ----
                                     1998(a)      1997(f)        1996         1995(b)
PER SHARE OPERATING
     PERFORMANCE:
Net asset value, beginning ....     $ 11.01      $ 22.60(g)   $200.00(g)    $200.00(g)
Income from investment
     Operations:
     Net investment income ....        0.34       (12.54)     (177.40)         0.00
Net realized and unrealized
      gain (loss) on investments       0.29          .99         0.00          0.00
                                       ----          ---         ----          ----
Total from investment income ..        0.63       (11.55)     (177.40)         0.00
Less distributions:
     Dividends from realized gains     0.00        (0.01)        0.00          0.00
     Dividends from net
     investment income ........       (0.34)       (0.03)        0.00          0.00
                                      -----        -----         ----          ----
Total from distributions ......       (0.34)       (0.04)        0.00          0.00
                                      -----        -----         ----          ----

Net asset value at end of period    $ 11.30       $11.01    $   22.60       $200.00
                                    =======       ======    =========       =======

TOTAL ANNUALIZED
     RETURN (%) (e)............      12.17         18.54(d)      (c)          (c)

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period   6,849,450     3,064,511       8,988          100

     Ratio of expenses to
          average net assets ..      1.53%         3.06%      181.72%        0.00%
     Ratio of expenses (after
          reimbursement) to
          average net assets ..      1.00%         2.35%      181.01%        0.00%
     Ratio of net investment
          Income to average
               net assets            6.15%         0.30%    (181.58)%        0.00%
     Ratio of net investment
          income (after
       reimbursement) to
          average net assets....     6.71%         1.01%     (180.86)%       0.00%

     Portfolio turnover........      0.00%         6.60%         0.00%       0.00%

     Average commission rate paid.$ 0.0000      $ 0.0000      $ 0.0000      $  ---


(a)  For the Six Months-Ended March 31, 1998.
(b)  For the Period June 2, 1995 (commencement of operations) to September 30, 1995.
(c)  Investment in accordance with objective had not commenced at this time.
(d) For the period March 13, 1997 (commencement of investment in accordance with objective) to September 30,
1997.
(e) Total return would have been lower had certain expenses not been reduced during the periods shown (see Note
3).
(f)  The name of  the fund was changed during the period (see note 1).
(g)  Beginning balance adjusted for reverse stock split (see Note 1)

FINANCIAL HIGHLIGHTS
--------------------

The following table includes selected data for a share outstanding throughout each fiscal year or period and other performance information derived from the financial statements.

                                                                  Laidlaw
                                     Laidlaw      Laidlaw        Covenant
                                      Fund         Fund            Fund
                                      ----         ----            ----
                                     1998(a)        1997(b)(e)     1996(e)(c)
PER SHARE OPERATING
     PERFORMANCE:
Net asset value, beginning ....      $ 1.96       $ 1.77          $1.78
     Income from investment
     Operations:
     Net investment income ....        0.00         0.00           0.00
     Net realized and unrealized
          gain (loss) on investments   0.23         0.68           0.08
                                       ----         ----           ----
Total from investment  income .        0.23         0.68           0.08
Less distributions:
     Dividends from net
          investment income ...        0.00         0.00         0.00
     Net realized gains........        0.00        (0.49)       (0.09)
                                       ----        -----        -----
Total from distributions ......        0.00        (0.49)       (0.09)

Net asset value at end of period     $ 2.19        $1.96        $1.77
                                     ======        =====        =====


TOTAL ANNUALIZED
     RETURN (%) (d)............       24.92        40.40         6.19

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period    3,120,295    2,920,342    3,313,000

     Ratio of expenses to
          average net assets ..       2.44%        3.25%        4.81%
Ratio of expenses (after
          reimbursement)  to
          average net assets ..       1.50%        1.89%        2.44%
     Ratio of net investment
          Income to average net
                         assets     (0.76)%      (1.35)%      (2.09)%
     Ratio of net investment
          income (after
          reimbursement)
          to average net assets       0.21%        0.01%      (0.28)%

     Portfolio turnover .......       0.00%       58.44%        5.92%

     Average commission rate paid  $ 0.0600      $0.0618      $0.0100

(a) For  the Six Months-Ended March 31, 1998.
(b) The name of the fund was changed during the period (see Note 1).
(c) For the Nine Months Ended September 30, 1996.
(d) Total return would have been lower had certain expenses not been reduced during the periods shown (see Note 3).

(e) Per share data adjusted for share conversion 8.41 to 1.

FINANCIAL HIGHLIGHTS
--------------------

The following table includes selected data for a share outstanding throughout each fiscal year or period and other performance information derived from the financial statements.

                                     Laidlaw      Laidlaw      Laidlaw      Laidlaw
                                     Covenant     Covenant     Covenant     Covenant
                                      Fund         Fund         Fund         Fund
                                      ----         ----         ----         ----
                                      1995(c)     1994(c)      1993(c)     1992(a)(c)
PER SHARE OPERATING
     PERFORMANCE:
Net asset value, beginning ....       $1.54        $1.54        $1.49         $1.42
Income from investment
     Operations:
     Net investment income ....        0.00         0.00         0.00          0.01
     Net realized and unrealized
          gain (loss) on investments   0.45         0.04         0.06         0.12
Total from investment  income .        0.45         0.04         0.06          0.13
Less distributions:
     Dividends from net
          investment income ...        0.00         0.00         0.00         (0.01)
     Net realized gains........       (0.21)       (0.04)       (0.01)        (0.05)
                                      -----        -----        -----         -----
Total from distributions ......       (0.21)       (0.04)       (0.01)        (0.06)
                                      -----        -----        -----         -----

Net asset value at end of period      $1.78        $1.54        $1.54         $1.49
                                      =====        =====        =====         =====

TOTAL ANNUALIZED
     RETURN (%) (b)............       29.59         2.86         4.06         11.20

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period     4,497,000     4,381,000    4,996,000     4,284,000

     Ratio of expenses to
          average net assets ..        4.57%         5.20%        5.80%         7.09%
     Ratio of expenses (after
          reimbursement)  to
          average net assets ..        2.50%         2.50%        2.50%         2.50%
     Ratio of net investment
          Income to average net
                         assets      (2.10)%       (2.57)%      (3.16)%        (3.90)%
     Ratio of net investment
          income (after
          reimbursement)
          to average net assets        0.02%         0.11%        0.16%          0.69%

     Portfolio turnover .......       61.00%        73.00%      107.00%        128.00%

     Average commission rate paid     $ ---         $ ---        $ ---         $ ---

(a)  For the Period March 3, 1992 (commencement of operations) to December 31, 1992.
(b)  Total return would have been lower had certain expenses not been reduced during the periods shown (see Note 3).
(c)  Per share data adjusted for share conversion 8.41 to 1.


FINANCIAL HIGHLIGHTS
--------------------

The following table includes selected data for a share outstanding throughout each fiscal year or period and other performance information derived from the financial statements.

                                     Taxable     Taxable      Taxable      Taxable
                                      Money       Money        Money        Money
                                      Market      Market       Market       Market
                                      Fund         Fund         Fund         Fund
                                      ----         ----         ----         ----
                                     1998(a)       1997         1996        1995(b)

PER SHARE OPERATING
     PERFORMANCE:
Net asset value, beginning ....       $1.00       $ 1.00       $ 1.00        $ 1.00
Income from investment
     Operations:
     Net investment income ....        0.02         0.03         0.04         0.002
     Net realized and unrealized
          gain (loss) on investments   0.00         0.00         0.00         0.000
Total from investment  income .        0.02         0.03         0.04         0.002
 Less Distribution :
     Dividends from net
          investment income ...       (0.02)       (0.03)       (0.04)       (0.002)
                                      -----        -----        -----        ------
Total from distributions ......        0.00        (0.03)       (0.04)       (0.002)
                                       ----        -----        -----        ------

Net asset value at end of period      $1.00     $   1.00     $   1.00       $  1.00
                                      -----     --------     --------       -------

RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period   47,731,936   50,619,710   50,544,511     1,230,385

     Ratio of expenses to
          average net assets ..       1.47%        1.44%        1.25%        12.82%
     Ratio of expenses (after
          reimbursement)  to
          average net assets ..       1.05%        1.12%        1.16%         0.47%
     Ratio of net investment
          Income to average net
                    assets            3.92%        3.86%         4.12%      (11.94%)
     Ratio of net investment
          income (after reimbursement)
          to average net assets       4.36%        4.19%         4.21%        0.65%

     Portfolio turnover .......       0.00%        0.00%         0.00%        0.00%

     Average commission rate paid     $---        $ ----        $ ----      $ ----

(a) For the Six Months-Ended March 31, 1998.
(b) For the Period June 2, 1995 (commencement of operations) to September 30, 1995.


NOTES TO FINANCIAL STATEMENTS

Note 1 - General

The Unified Funds (the "Trust") is an Ohio business trust authorized to offer separate classes and sub-classes of beneficial interest. The Trust, which was organized on November 20,1997, is the successor to the operations of the Vintage Funds. The Trust is a series company composed of four no-load funds (the "Funds") including The Starwood Strategic Fund, The Laidlaw Fund, The First Lexington Balanced Fund, and The Taxable Money Market Fund.

The Starwood Strategic Fund seeks growth of capital. The Fund pursues this objective by investing principally in a diversified portfolio of equity securities of seasoned, financially strong growth companies.

The Laidlaw Fund seeks growth of capital, current income and growth of income. The Fund pursues this objective by investing principally in a diversified portfolio of common stock, preferred stocks and securities convertible into common stock of socially conscious companies that offer the prospect for growth of earnings while paying current dividends.

The First Lexington Balanced Fund seeks long term growth of capital and current income. The Fund pursues this objective by investing principally in a diversified portfolio of other no-load mutual funds selected from six major financial assets classes.

The Taxable Money Market Fund seeks high level of current income consistent with the preservation of capital and maintenance of liquidity. The Fund pursues this objective by investing principally in a diversified portfolio of short-term money market instruments.

On December 20, 1996 the Fiduciary Value Fund changed its name to The Laidlaw Fund and acquired the assets of The Laidlaw Covenant Fund. The acquisition consisted of the transfer of all the assets and liabilities of The Laidlaw
Covenant Fund in exchange for shares of the Fiduciary Value Fund and the distribution of such shares to the shareholders of The Laidlaw Covenant Fund in liquidation of The Laidlaw Covenant Fund.

On February 1, 1997 The Municipal Fixed Income Fund changed its name to The First Lexington Balanced Fund. In addition to the name change, the Fund changed its policy and sub-adviser. On March 6, 1997, The First Lexington Balanced Fund exercised a 1 for 20 reverse stock split.


Note 2 - Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements.

         A) Security Valuations

Portfolio securities owned by a Fund and listed or traded on any national securities exchange are valued on the basis of the last sale on such exchange each day the exchange is open for business. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recently reported bid and asked prices. Bid price is used when no asked price is available. Options are valued at the last sales price on an exchange. Options for which there were no transactions are valued at the average of the most recently reported bid and asked prices. Money market instruments (certificates of deposit, commercial paper, etc.) are valued at amortized cost if not materially different from market value.




         B) Securities Transactions

Securities transactions are recorded on a trade date-plus-one basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. For federal income tax purposes, the cost of investments owned on March 31,1998 were the same as identified cost. As of March 31, 1998 the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

                                                                Net Appreciation
      Fund                   Appreciation        Depreciation    (Depreciation)
      ----                   ------------        ------------    --------------
Starwood Strategic           $  278,429          $  (17,107)       $    261,323
First Lexington Balanced        338,300                ---              338,300
Laidlaw Fund                  1,720,803                ---            1,720,803

         C) Dividends and Distributions to Shareholders

Dividends, if any, from net investment income for The Starwood Strategic Fund, The Laidlaw Fund, and The First Lexington Balanced Fund are paid quarterly. Dividends, if any, from net investment income for The Taxable Money Market Fund are paid on a daily basis. Net realized long term capital gains, if any, are paid at least annually for each Fund. However, to the extent that net realized gains of any Fund could be reduced by any capital loss carry-overs from the Fund, such gains will not be distributed. Dividend distributions are recorded on the ex-dividend date.

         D) Federal Income Taxes

It is the policy of each Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

         E) Expenses

Direct expenses of each Fund are charged to the applicable Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

Organizational costs and initial registration fees represent costs incurred in connection with the organization, registration and the initial public offering of the shares of the Trust and its Funds. Organizational costs and initial registration fees are deferred and will be amortized on a straight-line basis over five years. In the event that the original shareholders (or any subsequent transferee) redeems any of its original capital (seed capital) prior to these organizational costs and initial registration fees being fully amortized, the redemption proceeds will be reduced by a pro-rata portion of any then unamortized organizational costs and initial registration fees. Organizational costs and initial registration fees incurred were allocated accordingly to each of the four Funds prior to the commencement of operations.

On February 2, 1998, The Adviser assumed the unamortized balance of organization and registration fees in each Fund. The Adviser also pays all of the operating expenses of the Unified Funds except servicing fees, brokerage fees, taxes, interest, 12b-1 fees and extraordinary expenses.

         F) Estimates

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



         G) Repurchase Agreement

Under the terms of a typical repurchase agreement, a Fund writes a financial contract with counterparty and takes possession of a government debt obligation as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase the financial contract at a specific date and price, thereby determining the yield during the Fund's holding period. This arrangement will result in a fixed-rate of return not subject to the market's fluctuation during the holding period indicated in the contract. The value of the collateral is at least equal to the total amount of the repurchase obligation, including interest. In the event of default by the counterparty, a Fund has the right to use the collateral to offset any losses incurred.

         H) Investments

Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date.

Note 3 - Agreements and Other Transactions with Affiliates

The Trust has entered into an Investment Advisory Agreement with Unified Investment Advisers, Inc. (the "Adviser"). The Adviser was formerly known as Vintage Advisers, Inc. In turn, the Adviser has entered into an Investment Sub-Advisory Agreement with Health Financial, Inc. The Trust has entered into an Administration Agreement with Unified Fund Services, Inc. ("Unified") and a Distribution Agreement with Unified Management Corporation (the "Distributor").

As Investment Adviser, the Adviser supervises and assists in the management of the Trust, pursuant to the terms of the Investment Advisory Agreement.

The Adviser provides investment advisory services for which each Fund pays on a monthly basis, an annual fee as follows:

                       % of Average Net                                  % of Average Net
Fund                   Assets of the Fund          Fund                 Assets of the Fund
----                   ------------------          ----                 ------------------
Starwood Strategic           1.25%                Laidlaw                     1.25%
Taxable Money Market          .90%          First Lexington Balanced           .75%

The Adviser has engaged Health Financial, Inc. (the "Sub-Adviser") to serve as sub-adviser to the First Lexington Balanced Fund. The Sub-Adviser receives an annual investment management fee, paid by the Adviser, for its management services. The fee is payable monthly, at the following rates: 0.40% of net assets up to $250 million; 0.35% of the next $250 million; and 0.30% of net assets in excess of $500 million.

Until February 2, 1998, the Adviser engaged Starwood Corporation to serve as sub-adviser to The Starwood Strategic Fund, and Fiduciary Counsel, Inc., to serve as sub-adviser to the Laidlaw Fund and The Taxable Money Market Fund. Each of these sub-advisers was entitled to an annual fee, paid by the Adviser, for its management services. The fees were payable monthly, at the following rates for each Fund respectively:


Name of Fund                       Fee (Percentage of Assets of the Fund)
------------                       --------------------------------------
The Starwood Strategic Fund        0.35% of net assets up to $250 million;
                                   0.30% of next $250 million of net assets;
                                   0.25% of net assets in excess of $500 million





Name of Fund                       Fee (Percentage of Assets of the Fund)
------------                       --------------------------------------

The Laidlaw Fund                   0.35% of net assets up to $250 million;
                                   0.30% of next $250 million of net assets;
                                   0.25% of net assets in excess of $500 million

The Taxable Money Market Fund      0.07% of net assets up to $1 billion;
                                   0.05% of net assets of $1 billion or more

Unified, as administrator, receives an annual fee, payable monthly by each Fund. The fee is equal to 0.435% of the Fund's average net assets, for all Funds except The First Lexington Balanced Fund and The Taxable Money Market Fund, for which the fee is equal to 0.185% of the Funds average net assets. These fees are paid by the Adviser.

Under a Distribution Plan adopted with respect to each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Trust pays the Distributor an annual fee, payable monthly, of up to 0.10 % of the respective Fund's average daily net assets

The Trust has adopted a Shareholder Services Plan (with respect to each Fund) in which financial institutions may enter into a shareholder services agreement with the Trust to provide administrative support services to the Funds. In return for these services, a financial institution may receive payments from each Fund at a rate not exceeding 0.15% of the Funds average net assets owned beneficially by the institution's clients.

The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Acts of 1940.

Certain Trustees and officers of the Trust are "interested persons" (as defined in the Act) of the Trust. Each "non-interested" Trustee is entitled to receive a quarterly Board of Trustees meeting fee of $2,400 and $400 per additional meeting attended, plus expenses for services relating to the Trust.

Note 4- Securities Transactions

For the six months ending March 31, 1998, purchases and sales of investment securities, excluding short-term investments were as follows:

                                   Purchases             Sales
                                   ---------             -----
The Starwood Strategic Fund       $  93,165         $  234,829
The Laidlaw Fund                        ---            128,313
The First Lexington Balanced Fund  3,197,075               ---